Exhibit 99.1

                  TODCO Announces Second Quarter 2004 Results

     HOUSTON--(BUSINESS WIRE)--July 27, 2004--TODCO (the "Company") (NYSE:THE) today reported a net loss from continuing operations for the three months ended June 30, 2004, of $7.4 million ($0.12 per diluted share) on revenues of $80.8 million compared with a net loss from continuing operations of $101.7 million ($8.37 per diluted share) on revenues of $55.5 million for the same quarter of 2003. For the three months ended June 30, 2004, earnings before interest, taxes, depreciation and amortization ("EBITDA") was $14.5 million compared to negative EBITDA of $100.9 million for the same quarter of 2003.
     Included in the second quarter 2003 net loss and negative EBITDA, was a $49.5 million loss on retirement of debt, a $21.3 million impairment of an investment in and advance to a joint venture and an $11.6 million impairment on long-lived assets.
     TODCO will hold a publicly accessible conference call to discuss its second quarter 2004 financial results at 8:00 a.m. (CDT) Tuesday, July 27, 2004. The conference call can be heard live on the Company's Web site at www.theoffshoredrillingcompany.com or by dialing 877-692-2086. A replay of the conference call will be available for approximately 30 days after the call on the Company's Web site or by dialing 877-519-4471, reference code 4923871.
     TODCO is a majority owned subsidiary of Transocean Inc. Transocean will also hold a publicly accessible conference call to discuss its second quarter 2004 financial results at 9:00 a.m. CDT on Tuesday, July 27, 2004. The conference call can be heard live on Transocean's Web site at www.deepwater.com or by dialing 303-275-2170.
     TODCO is a leading provider of contract oil and gas drilling services with the largest rig fleet in the shallow water of the U.S. Gulf of Mexico and along the U.S. Gulf Coast. TODCO's Class A common stock is traded on the New York Stock Exchange under the symbol "THE". For more information about TODCO, please go to the company's Web site at www.theoffshoredrillingcompany.com.


                             TODCO AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In millions, except share data)

                                              June 30,   December 31,
                                                2004         2003
                                            ------------ ------------
                                            (Unaudited)
                               ASSETS

Cash and cash equivalents                         $27.9        $20.0
Accounts receivable, net
   Trade                                           55.4         52.3
   Related party                                   11.0          0.9
   Other                                            3.8          4.6
Materials and supplies                              4.1          4.5
Deferred income taxes                              14.6            -
Other current assets                                4.6          3.2
Current assets related to discontinued
 operations                                           -          0.1
                                            ------------ ------------
   Total current assets                           121.4         85.6
                                            ------------ ------------

Property and equipment                            914.6        924.9
Less accumulated depreciation                     303.3        264.0
                                            ------------ ------------
   Property and equipment, net                    611.3        660.9
                                            ------------ ------------

Other assets                                       24.0         31.7
                                            ------------ ------------
   Total assets                                  $756.7       $778.2
                                            ============ ============

                LIABILITIES AND SHAREHOLDERS' EQUITY

Trade accounts payable                            $19.3        $24.7
Accrued income taxes                               10.7         11.1
Debt due within one year                            7.8          1.2
Debt due within one year - related party            3.0          3.0
Interest payable - related party                    0.2          4.3
Other current liabilities                          35.4         43.4
Current liabilities related to discontinued
 operations                                         0.4          0.5
                                            ------------ ------------
   Total current liabilities                       76.8         88.2
                                            ------------ ------------

Long-term debt                                     17.0         25.6
Long-term debt - related party                        -        522.0
Deferred income taxes                             174.7            -
Other long-term liabilities                         3.6          4.7
                                            ------------ ------------
   Total long-term liabilities                    195.3        552.3
                                            ------------ ------------

Commitments and contingencies
Preferred Stock, $0.01 par value, 50,000,000
 shares authorized, none outstanding                  -            -
Common stock, Class A, $0.01 par value,
 500,000,000 shares authorized, 14,104,448
 shares and none outstanding at June 30,
 2004 and December 31, 2003, respectively           0.1            -
Common stock, Class B, $0.01 par value,
 260,000,000 shares authorized, 46,200,000
 and 12,144,751 shares issued and
 outstanding at June 30, 2004 and December
 31, 2003, respectively                             0.5          0.1
Additional paid-in capital                      6,516.0      6,136.3
Retained deficit                               (6,028.4)    (5,998.7)
Unearned compensation                              (3.6)           -
                                            ------------ ------------
   Total shareholders' equity                     484.6        137.7
                                            ------------ ------------
   Total liabilities and shareholders'
    equity                                       $756.7       $778.2
                                            ============ ============


                             TODCO AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In millions, except per share data)
                                   (Unaudited)

                                     Three Months    Six Months Ended
                                     Ended June 30,       June 30,
                                   ----------------- -----------------
                                     2004     2003     2004     2003
                                   -------- -------- -------- --------
Operating Revenues                   $80.8    $55.5   $154.6   $108.8

Costs and Expenses
  Operating and maintenance           61.1     64.2    128.0    116.2
  Operating and maintenance -
   related party                        --      2.9       --      5.8
  Depreciation                        24.0     23.2     48.2     46.4
  General and administrative           7.1      3.6     19.3      7.3
  General and administrative -
   related party                       0.1      0.4      0.3      1.3
  Impairment loss on long-lived
   assets                               --     11.6       --     11.6
  Gain on disposal of assets, net     (1.9)    (0.4)    (4.6)    (0.4)
                                   -------- -------- -------- --------
                                      90.4    105.5    191.2    188.2
                                   -------- -------- -------- --------

Operating Loss                        (9.6)   (50.0)   (36.6)   (79.4)

Other Income (Expense), net
  Equity in loss of joint ventures      --     (1.1)      --     (2.6)
  Interest income                       --      0.1      0.1      0.4
  Interest income - related party       --      1.7       --      3.3
  Interest expense                    (1.0)    (0.8)    (2.0)    (1.6)
  Interest expense - related party      --    (11.4)    (3.2)   (26.6)
  Loss on retirement of debt            --    (49.5)    (1.9)   (79.5)
  Impairment of investment in and
   advance to joint venture             --    (21.3)      --    (21.3)
  Other, net                           0.1     (2.3)     0.6     (2.5)
                                   -------- -------- -------- --------
                                      (0.9)   (84.6)    (6.4)  (130.4)
                                   -------- -------- -------- --------

Loss from Continuing Operations
 before Income Taxes                 (10.5)  (134.6)   (43.0)  (209.8)
Income tax benefit                    (3.1)   (32.8)   (13.3)   (51.0)
Minority interest                       --     (0.1)      --     (0.1)
                                   -------- -------- -------- --------

Loss from Continuing Operations       (7.4)  (101.7)   (29.7)  (158.7)

Discontinued Operations:
  Income from operations of
   discontinued segment                 --    (55.1)      --    (43.9)
  Income tax expense                    --    (21.0)      --     19.9
  Minority interest                     --       --       --      1.2
                                   -------- -------- -------- --------
   Net loss from discontinued
    operations                          --    (34.1)      --    (65.0)
                                   -------- -------- -------- --------

Net Loss                             $(7.4) $(135.8)  $(29.7) $(223.7)
                                   ======== ======== ======== ========

Net Loss Per Common Share Basic and
 Diluted
  Continuing operations             $(0.12)  $(8.37)  $(0.58) $(13.07)
  Discontinued operations               --    (2.81)      --    (5.35)
                                   -------- -------- -------- --------
 Net loss per common share basic
  and diluted                       $(0.12) $(11.18)  $(0.58) $(18.42)
                                   ======== ======== ======== ========

Weighted Average Common Shares
 Outstanding:
  Basic and diluted                   60.3     12.1     51.3     12.1


                                      TODCO
                       Selected Segment and Operating Data
                       (In millions, except daily amounts)

                                            Three Months Ended
                                     ---------------------------------
                                      June 30,   March 31,   June 30,
                                        2004        2004       2003
                                     ----------- ---------- ----------
U.S. Gulf of Mexico Segment
  Operating days                            990        857      1,212
  Available days                           2002      2,002      2,730
  Utilization                                50%        43%        44%
  Average revenue per day               $30,700    $30,600    $20,200

  Operating revenues                      $30.4      $26.2      $24.5
  Operating and maintenance expenses       21.4       24.0       28.8
  Depreciation                             12.2       12.4       14.4
  Impairment loss on long-lived
   assets                                    --         --       10.6
  Gain on disposal of assets, net            --       (1.5)      (0.1)
                                     ----------- ---------- ----------
     Operating loss                       $(3.2)     $(8.7)    $(29.2)
                                     =========== ========== ==========

U.S. Inland Barge Segment
  Operating days                          1,147      1,090      1,102
  Available days                          2,730      2,730      2,791
  Utilization                                42%        40%        40%
  Average revenue per day               $22,500    $20,300    $17,600

  Operating revenues                      $25.8      $22.1      $19.4
  Operating and maintenance expenses       21.0       21.3       30.0
  Depreciation                              5.6        5.6        5.8
  Gain on disposal of assets, net          (0.8)      (0.2)        --
                                     ----------- ---------- ----------
     Operating loss                         $--      $(4.6)    $(16.4)
                                     =========== ========== ==========

Other International Segment
  Operating days                            475        467        605
  Available days                          1,638      1,638      1,365
  Utilization                                29%        29%        44%
  Average revenue per day               $37,500    $40,000    $19,200

  Operating revenues                      $17.8      $18.7      $11.6
  Operating and maintenance expenses       14.2       16.0        8.3
  Depreciation                              4.9        4.9        3.0
  Impairment loss on long-lived
   assets                                    --         --        1.0
  Gain on disposal of assets, net          (0.3)        --       (0.3)
                                     ----------- ---------- ----------
     Operating loss                       $(1.0)     $(2.2)     $(0.4)
                                     =========== ========== ==========

Delta Towing
  Operating revenues                       $6.8       $6.8        $--
  Operating and maintenance expenses        4.5        5.6         --
  Depreciation expense                      1.3        1.3         --
  General and administrative expenses       1.0        0.8         --
  Gain on disposal of assets, net          (0.8)      (1.0)        --
                                     ----------- ---------- ----------
     Operating income                      $0.8       $0.1        $--
                                     =========== ========== ==========

Total Company
  Rig operating days                      2,612      2,414      2,919
  Rig available days                      6,370      6,370      6,886
  Rig utilization                            41%        38%        42%

  Operating revenues                      $80.8      $73.8      $55.5
  Operating and maintenance expenses       61.1       66.9       67.1
  Depreciation                             24.0       24.2       23.2
  General and administrative expenses       7.2       12.4        4.0
  Impairment loss on long-lived
   assets                                    --         --       11.6
  Gain on disposal of assets, net          (1.9)      (2.7)      (0.4)
                                     ----------- ---------- ----------
     Operating loss                       $(9.6)    $(27.0)    $(50.0)
                                     =========== ========== ==========


                             TODCO and Subsidiaries
                 Non-GAAP Financial Measures and Reconciliations
                                  (In millions)

                                         For the Three Months Ended
                                        -----------------------------
                                        June 30,  March 31, June 30,
                                          2004      2004      2003
                                        --------- --------- ---------
Net Loss from continuing operations to
 EBITDA
  Net loss from continuing operations       $7.4    $(22.3)  $(101.7)
  Adjustments:
    Depreciation                            24.0      24.2      23.2
    Income tax benefit                      (3.1)    (10.2)    (32.8)
    Interest income                                   (0.1)     (0.1)
    Interest income - related party           --        --      (1.7)
    Interest expense                         1.0       1.0       0.8
    Interest expense - related party          --       3.2      11.4
                                        --------- --------- ---------
  EBITDA                                   $14.5     $(4.2)  $(100.9)
                                        ========= ========= =========


     CONTACT: TODCO, Houston
              T. Scott O'Keefe, 713-278-6010